Oppenheimer
U.S. Government Trust

Prospectus dated October 23, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer U.S. Government Trust is a mutual fund.  It seeks high current income consistent with the preservation of capital. The Fund invests primarily in debt instruments issued or guaranteed by the U.S.
government or its agencies and instrumentalities, including mortgage-related securities.

         This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds
The Right Way to Invest

13

                                                         2
CONTENTS

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                             ABOUT THE FUND

                             The Fund's Investment Objective and Strategies
                             Main Risks of Investing in the Fund
                             The Fund's Past Performance
                             Fees and Expenses of the Fund
                             About the Fund's Investments
                             How the Fund is Managed

                             ABOUT YOUR ACCOUNT

                             How to Buy Shares
                             Class A Shares
                             Class B Shares
                             Class C Shares
                             Class N Shares
                             Class Y Shares

                             Special Investor Services
                             AccountLink
                             PhoneLink
                             OppenheimerFunds Internet Website
                             Retirement Plans

                             How to Sell Shares
                             By Wire
                             By Mail
                             By Telephone
                             By Checkwriting

                             How to Exchange Shares
                             Shareholder Account Rules and Policies
                             Dividends, Capital Gains and Taxes
                             Financial Highlights

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A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

What Is the Fund's Investment Objective? The Fund seeks high current income consistent with preservation of capital.

What Does the Fund MAINLY Invest In? The Fund invests  mainly in U.S.  government  debt  securities.  These include debt securities  issued or guaranteed by the United States  Treasury,  such as Treasury bills,  notes or bonds, and securities  issued or guaranteed by agencies or entities  that are referred to as  "instrumentalities"  of the U.S.
government.

                                                           What  is  a  "Debt   Security"?   A  debt   security  is
                                                           essentially  a loan by the  buyer to the  issuer  of the
                                                           debt  security.  The  issuer  promises  to pay  back the
                                                           principal   amount  of  the  loan  and   normally   pays
                                                           interest,  at a fixed  or  variable  rate,  on the  debt
                                                           while it is outstanding.

o        Under normal  market  conditions,  the Fund invests at least 80% of its net assets (plus  borrowings  used for investment purposes) in U.S. government securities.
o        The  Fund  typically  invests  a  substantial  portion  of  its  assets  in  mortgage-related   derivative
         securities,  such  as  collateralized  mortgage  obligations  (called  CMOs)  and  mortgage  participation certificates.  They include  mortgage-related  U.S. government  securities as well as securities issued by private institutions, such as banks and mortgage companies.

         The Fund's share prices and income levels will fluctuate.  The Fund's share prices and  distributions  are not  backed or  guaranteed  by the U.S.  government.  Securities  issued by  private  issuers do not have any U. S.
government guarantees.

         The securities the Fund buys may pay interest at fixed or floating rates, or may be "stripped"
securities. The Fund can buy securities that have short-, medium- or long-term maturities, and the average maturity of the Fund's portfolio can be expected to change over time. The Fund uses derivative investments, such as interest-only and principal-only securities, to try to enhance income and to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

How Do the Portfolio  Managers  Decide What  Securities to Buy or Sell? In selecting  securities  for the Fund, the portfolio  managers research the universe of U.S.  government  securities and private  mortgage-related  securities and weigh yields and relative values against risks.  While this process and the  inter-relationship  of the factors used may change over time and may vary in particular cases, the portfolio managers currently look for:
o        Sectors of the U.S. government debt market that they believe offer high relative yields and value,
o        Securities that have high income potential to help cushion total return against price volatility, and
o        A mixture of Treasury and private-issue securities that can be adjusted as interest rates and market prices change.
Who Is the Fund Designed For?  The Fund is designed primarily for investors seeking current income from a fund that invests mainly in U.S. government securities but also buys private-issuer mortgage-related securities to enhance returns. The Fund is intended to be a long-term investment, not a short-term trading vehicle. It may be appropriate for moderately conservative investors seeking current income and may be appropriate for a portion of a retirement plan investment. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All investments have risks to some degree.  The Fund's investments in debt securities are subject to changes in their value from a number of factors, described below.  There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc. will cause the Fund to underperform other funds having a similar objective.

Interest Rate Risks.  Debt securities are subject to changes in value when prevailing interest rates change.
When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. The magnitude of these fluctuations is generally greater for securities having longer maturities than for short-term securities.  However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

         At times, the Fund may buy longer-term debt securities to seek higher income. When the average maturity of the Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. The Fund can buy zero-coupon or "stripped" securities, which are particularly sensitive to interest rate changes and the rate of principal payments (and prepayments).  These are derivative securities that have prices that may go up or down more than other types of debt securities in response to interest rate changes.

         The Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's investments.  Also, if interest rates fall, the Fund's investments in new securities at lower yields will reduce the Fund's income.

Prepayment Risk.  Mortgage-related securities are subject to the risks of unanticipated prepayment.  The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the Fund prior to the security's expected maturity.  The Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income.  Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium.

         If interest rates rise rapidly, prepayments of mortgages may occur at a slower rate than expected and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values, and the prices of the Fund's shares, to fall.

Credit Risk.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S.
government have little credit risk, and securities issued by other agencies of the U.S. government generally have low credit risks. Securities issued by private issuers have greater credit risks. If the issuer fails to pay interest, the Fund's income may be reduced.

         If the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.

risks of Using Derivative Investments. The Fund uses derivatives to seek increased returns or to try to hedge investment and interest rate risks and preserve capital. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, stripped securities, CMOs, and interest rate swaps are examples of derivatives the
Fund can use.

         If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could fall and the
Fund could get less income than expected, or its hedge might be unsuccessful.  Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective.

         Although U.S. government securities that are backed by the full faith and credit of the U.S. government have little credit risk, they are subject to interest rate risks. CMOs and other mortgage-related securities are subject to risks that can affect their values and the income they pay. These risks can cause the Fund's share prices to fluctuate and can affect its yield. In the OppenheimerFunds spectrum, the Fund is less aggressive than bond funds that invest only in corporate debt securities, particularly lower-grade securities. It is more risky than a money market fund or a fund that invests only in U.S. Treasury securities.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the
Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be
higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/1/02 through 9/30/02, the cumulative return (not annualized) before taxes of Class A shares was 10.02%.
During the period shown in the bar chart, the highest return (not  annualized)  before taxes for a calendar quarter was 5.41% (1Qtr95) and the lowest return (not annualized) before taxes for a calendar quarter was -2.06% (1Qtr94).

--------------------------------------------- ------------------------- ------------------------- -------------------------
Average Annual Total Returns                           1 Year                   5 Years                   10 Years
                                               (or life of class, if     (or life of class, if     (or life of class, if
for the periods ended December 31, 2001                less)                     less)                     less)
--------------------------------------------- ------------------------- ------------------------- -------------------------
--------------------------------------------- ------------------------- ------------------------- -------------------------
Class A Shares (inception 8/16/85)
  Return Before Taxes                                  1.83%                     5.53%                     5.80%
  Return After Taxes on Distributions                  -0.35%                    3.00%                     3.18%
  Return  After Taxes on  Distributions  and
  Sale of Fund Shares                                  1.07%                     3.13%                     3.30%
--------------------------------------------- ------------------------- ------------------------- -------------------------
Lehman Bros. U.S. Government Bond Index
(reflects no deduction for fees, expenses              7.23%                     7.40%                     7.14%1
or taxes)
--------------------------------------------- ------------------------- ------------------------- -------------------------
Class B Shares (inception 7/21/95)                     1.10%                     5.44%                     5.95%
--------------------------------------------- ------------------------- ------------------------- -------------------------
Class C Shares (inception 12/1/93)                     4.99%                     5.74%                     5.42%
--------------------------------------------- ------------------------- ------------------------- -------------------------
--------------------------------------------- ------------------------- ------------------------- -------------------------
Class N Shares (inception 3/1/01)                       N/A2                      N/A                       N/A
--------------------------------------------- ------------------------- ------------------------- -------------------------
--------------------------------------------- ------------------------- ------------------------- -------------------------
Class Y Shares (inception 5/18/98)                     7.18%                     5.73%                      N/A
--------------------------------------------- ------------------------- ------------------------- -------------------------
1 From 12/31/91.
2 Because this is a new class of shares, return data for the period specified is not available.

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (5 years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the
Fund's Class A shares is compared to the Lehman Brothers U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more.  The index performance includes reinvestment of income but does not reflect transaction costs. The Fund's investments vary from the securities in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 2002.

Shareholder Fees (charges paid directly from your investment):

-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares    Class Y Shares
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
Maximum Sales Charge (Load) on              4.75%             None             None             None              None
purchases
(as % of offering price)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
Maximum Deferred Sales Charge (Load)        None1             5%2               1%3              1%4              None
(as % of the lower of the original
offering price or redemption
proceeds)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
1.       A  contingent  deferred  sales  charge  may apply to  redemptions  of  investments  of $1  million or more
     ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
                                        Class A Shares  Class B Shares   Class C Shares  Class N Shares  Class Y Shares
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
Management Fees                             0.56%           0.56%            0.56%           0.56%           0.56%
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
Distribution  and/or  Service  (12b-1)      0.24%           1.00%            1.00%           0.50%            None
Fees
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
Other Expenses                              0.26%           0.26%            0.25%           0.25%           0.27%
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
Total Annual Operating Expenses             1.06%           1.82%            1.81%           1.31%            0.83%
--------------------------------------- --------------- --------------- ---------------- --------------- ---------------
Expenses may vary in future years.  "Other expenses"  include  transfer agent fees,  custodial fees, and accounting and legal  expenses that the Fund pays.  The "Other  Expenses" in the table are based on, among other things,  the fees the
Fund would have paid if the  transfer  agent had not waived a portion of its fee under a voluntary  undertaking  to the
Fund to limit  these fees to 0.25% of average  daily net assets per fiscal year for Class Y shares and 0.35% of average daily net assets per fiscal year for all other  classes.  That  undertaking  was effective  October 1, 2001 (January 1,
2001 for Class Y), was  pro-rated  for the  remainder of the fiscal year ending after that date,  and may be amended or withdrawn  at any time.  After the waiver,  the actual  "Other  Expenses"  and "Total  Annual  Operating  Expenses"  as
percentages  of average  daily net assets  were 0.25% and 0.81% for Class Y shares.  For the Fund's  fiscal  year ended
August 31, 2002, the transfer agent fees did not exceed the expense  limitation  described  above for the other classes of shares.  Effective  November 1, 2002,  the limit on transfer agent fees for Class Y shares will increase to 0.35% of average  daily net assets per fiscal year.  Had that limit been in effect  during the Fund's  prior  fiscal  year,  the transfer agent fees would not have exceeded the expense limitation described above.
Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in a class of shares of the
Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
     If shares are redeemed:              1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                                     $578                 $796              $1,032              $1,708
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class B Shares                                     $685                 $873              $1,185             $1,7551
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                                     $284                 $569                $980              $2,127
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class N Shares                                     $233                 $415                $718              $1,579
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class Y Shares                                      $85                 $265                $460              $1,025
---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
   If shares are not redeemed:            1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                                     $578                 $796              $1,032              $1,708
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class B Shares                                     $185                 $573                $985             $1,7551
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                                     $184                 $569                $980              $2,127
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class N Shares                                     $133                 $415                $718              $1,579
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class Y Shares                                      $85                 $265                $460              $1,025
---------------------------------- --------------------- -------------------- ------------------- -------------------
  In the first example,  expenses  include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent  deferred sales charges.  In the second  example,  the Class A expenses  include the sales charge, but Class B, Class C and Class N expenses do not include contingent  deferred sales charges.  There is no sales charge on Class Y shares.
  1. Class B  expenses  for years 7 through 10 are based on Class A  expenses  since  Class B shares  automatically convert to Class A shares after 6 years.

About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by not investing too great a percentage of the Fund's assets in any one type or issue of debt security (other than direct Treasury obligations, which have little credit risk). However, changes in the overall market prices of securities and their yield can occur at any time.

         The share prices and yields of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic or political events. The Fund does not seek a targeted duration or average effective port6folio maturity. The Fund can purchase debt securities with long-, medium- or short-term maturities.

U.S. Government  Securities.  Not all of the U.S. government  securities the Fund buys are backed by the full faith and credit of the U.S.  government  as to payment of interest and  repayment of  principal.  Some are backed by the right  of  the  entity  to  borrow  from  the  U.S.  Treasury.  Others  are  backed  only  by  the  credit  of  the instrumentality.  All of these  different types of securities  described  below are generally  referred to as "U.S.
government securities" in this Prospectus.
o        U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and
         Treasury bonds (having maturities of more than ten years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  The Fund can buy U. S. Treasury securities that have been "stripped" of their coupons, zero-coupon U.S. Treasury securities described below, and Treasury Inflation Protection Securities.

o        Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
         government. Some are supported by the full faith and credit of the U.S. government, such as Government
         National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
         National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations.

o        Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are
         U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund typically invests a significant amount of its assets in mortgage-related U.S. government securities.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs and other mortgage-related securities very volatile when interest rates change. That volatility will affect the
         Fund's share prices.

o        Forward  Rolls.  The Fund can enter into  "forward  roll"  transactions  with respect to  mortgage-related securities.  In this  type of  transaction,  the Fund  sells a  mortgage-related  security  to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

         During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation. A substantial portion of the
         Fund's assets may be subject to forward roll transactions at any given time.

Private-Issuer Securities. The Fund can invest up to 20% of its net assets in securities issued by private issuers that do not offer any credit backing of the U.S. government.  These include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers or special trusts.  The Fund can buy other types of asset-backed securities collateralized by loans or other assets or receivables.

         Private issuer securities are subject to the credit risks of the issuers. There is the risk that the issuers may not make timely payment of interest or repay principal when due, although in some cases those payment obligations may be supported by insurance or guarantees. The Fund limits its investments in private issuer securities to securities rated within the four highest rating categories of Moody's
         Investors Service, Inc. or Standard & Poor's Rating Service and unrated securities that the Manager deems comparable to rated securities in those categories. These are known as "investment-grade"
         securities.  The Fund is not automatically required to dispose of a security if its rating falls after the Fund buys it.  However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

Zero-Coupon and "Stripped" Securities.  Some of the debt securities the Fund buys are zero-coupon bonds that pay no interest.  They are issued at a substantial discount from their face value. They may be securities issued by the U.S. government or private issuers.

         "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

         Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than typical interest-bearing debt securities. The Fund may have to pay out the imputed income on zero coupon securities without receiving the cash currently.

         Stripped securities are particularly sensitive to changes in interest rates. The values of interest-only and principal-only mortgage-related securities are very sensitive to changes in interest rates and prepayments of underlying mortgages. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some are designed to help reduce overall investment or market risks.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 10%
         of its net assets in illiquid or restricted securities (including repurchase agreements maturing beyond seven days). Certain restricted securities that are eligible for resale to qualified institutional purchasers generally are not subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging.  The Fund can buy and sell futures contracts, put and call options, and interest rate swaps.  These derivative investments are all referred to as "hedging instruments."  The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them.  The Fund is not required to use hedging in seeking its goal.

         The Fund can buy and sell options and futures for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates.

         There are also special risks in particular hedging strategies.  Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.

Portfolio Turnover. The Fund may engage in short-term trading to try to achieve its objective. Portfolio turnover may increase the Fund's transaction costs.  However, in most cases the Fund does not pay brokerage commissions on debt securities it trades, so active trading is not expected to increase Fund expenses greatly.  Securities trading can also cause the Fund to realize capital gains that are distributed to shareholders as taxable distributions.  The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.

How the Fund is Managed

The Manager.  The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of September 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. The
Manager is located at 498 Seventh Avenue, New York, New York 10018.

Portfolio Managers. The Fund is managed by a management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. Mr. Manioudakis serves as an officer and portfolio manager of other Oppenheimer funds.

         Mr. Manioudakis is a Vice President of the Fund and Senior Vice President of the Manager (since
         April 2002). Prior to joining the Manager in April 2002, he was an Executive Director and
         portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
         Management (August 1993-March 2002).

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next
         $400 million, and 0.50% of average annual net assets over $800 million.  The Fund's management fee for its last fiscal year ended August 31, 2002 was 0.56% of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
         1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
         Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25 (effective November 1, 2002, the additional purchase amount is
$50). There are reduced minimum investments under special investment plans.
o        With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. The minimum additional investment in any such plan accounts established on or after November 1, 2002 is $50. The minimum additional investment to such plan accounts that were established prior to November 1, 2002 will remain $25. To establish a new
         Asset Builder Plan account on or after November 1, 2002, you must first invest at least $500.
o        Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25. To establish any type of IRA account on or after November 1, 2002, the minimum investment is $500. The minimum additional investment to any type of
         IRA account after November 1, 2002 is $50.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
         Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the
         Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer.  If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors five different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares.  Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than
         Class B and Class C shares.

     o   Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing  less than $100,000 for the  longer-term,  for example for  retirement,  and do not expect to need access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences in Account  Features That Matter to You? Some account features may not be available to Class
         B, Class C and Class N  shareholders.  Other  features may not be advisable  (because of the effect of the contingent  deferred sales charge) for Class B, Class C and Class N  shareholders.  Therefore,  you should carefully  review how you plan to use your  investment  account  before  deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     3.75%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     2.75%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.00%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.60%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
         in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001
         ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of
         Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to
         1.0% of the lesser of:
o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the
         Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.
         The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------- ---------------------------------------------------------
Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in That
was Accepted                                                Year
                                                            (As % of Amount Subject to Charge)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
After 6                                                     None
----------------------------------------------------------- ---------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the contingent  deferred sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below.
         The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

         A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o        The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o        With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy
Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a
         Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25%
         on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B,
         Class C and Class N plans.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase
         Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00%
         of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional
         Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
         Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent.
AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the
                                          ------------------------
account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.
o        Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o        Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o        Checks must be written for at least $100. Effective November 1, 2002, this amount will increase to $500 for newly issued checkbooks. Checks written below the stated amount on the check will not be accepted.
o        Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o        You may not write a check that would require the Fund to redeem shares that were purchased by check or
         Asset Builder Plan payments within the prior 10 days.
o        Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677.
         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER?  The  Distributor  has made  arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B,
Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A  contingent  deferred  sales  charge will be based on the lesser of the net asset value of the  redeemed shares at the time of  redemption  or the  original  net asset value.  A  contingent  deferred  sales charge is not imposed on:
o        the amount of your account value  represented by an increase in net asset value over the initial  purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares  redeemed in the special  circumstances  described  in Appendix C to the  Statement  of  Additional
         Information.
         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent  deferred  sales  charges are not charged  when you  exchange  shares of the Fund for shares of other  Oppenheimer  funds.  However,  if you exchange them within the applicable  contingent  deferred sales charge holding  period,  the  holding  period  will carry over to the fund whose  shares you  acquire.  Similarly,  if you acquire  shares of this Fund by  exchanging  shares  of  another  Oppenheimer  fund  that are  still  subject  to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.
         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information
for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.
         Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange Requests.  Telephone  exchange requests may be made either by calling a service  representative or by using PhoneLink for automated exchanges by calling  1.800.225.5677.  Telephone exchanges may be made only  between  accounts  that  are  registered  with the same  name(s)  and  address.  Shares  held  under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
o        The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee will be charged on any account valued at less than $500. See the Statement of Additional
         Information for circumstances when this fee will not be charged.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National
         Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by
         Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the
         Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares"
         for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Board of
Trustees. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares.

         Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Mutual fund distributions of interest income from U.S. government securities are generally free from state and local income taxes. However, particular states may limit that benefit, and some types of securities, such as repurchase agreements and asset-backed securities, may not qualify for that benefit.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year..

Avoid "Buying a Dividend."  If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.
Remember, There May be Taxes on Transactions.  Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information  about your  investment.  You should  consult  with  your tax  advisor  about the  effect of an  investment  in the Fund on your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 CLASS A     YEAR ENDED AUGUST 31,               2002        2001        2000        1999        1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $ 9.48
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .54         .51         .58         .56          .65
 Net realized and unrealized gain (loss)          .36         .36         .04        (.59)         .26
                                                -------------------------------------------------------
 Total from investment operations                 .90         .87         .62        (.03)         .91
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.54)       (.54)       (.57)       (.55)        (.65)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.54)       (.54)       (.58)       (.56)        (.65)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15        $9.74
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.75%       9.75%       7.03%      (0.40)%       9.26%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $853,671    $599,659    $559,194    $579,064     $573,792
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $679,657    $580,177    $542,931    $591,229     $516,173
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           5.57%       5.46%       6.37%       5.85%        6.17%
 Expenses                                        1.06%       0.91%       1.12%       1.06%        1.03%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22 OPPENHEIMER U.S. GOVERNMENT TRUST

 CLASS B     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.51      $ 9.18      $ 9.14      $ 9.73       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .36         .35         .04        (.59)         .27
                                               --------------------------------------------------------
 Total from investment operations                 .82         .80         .55        (.11)         .83
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                               --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.51       $9.18       $9.14        $9.73
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             8.93%       8.92%       6.22%      (1.15)%       8.45%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $393,355    $204,576    $140,512    $174,622     $118,873
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $266,559    $169,440    $151,770    $160,782     $ 76,030
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.74%       4.67%       5.60%       5.09%        5.33%
 Expenses                                        1.82%       1.67%       1.87%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS C     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.50      $ 9.18      $ 9.14      $ 9.72       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .37         .34         .04        (.58)         .26
-------------------------------------------------------------------------------------------------------
 Total from investment operations                 .83         .79         .55        (.10)         .82
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.50       $9.18       $9.14        $9.72
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.05%       8.81%       6.21%      (1.05)%       8.34%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $205,349    $124,542     $91,496     $67,691      $40,456
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $144,852    $109,060     $77,875     $56,943      $27,135
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.76%       4.69%       5.61%       5.11%        5.36%
 Expenses                                        1.81%       1.67%       1.88%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24 OPPENHEIMER U.S. GOVERNMENT TRUST

 Class N     YEAR ENDED AUGUST 31,                           2002       2001(1)

-----------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $ 9.52    $ 9.45
-----------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                        .50       .25
 Net realized and unrealized gain                             .39       .07
                                                           ------------------
 Total from investment operations                             .89       .32
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.53)     (.25)
 Tax return of capital distribution                            --        --
-----------------------------------------------------------------------------
 Total dividends and/or distributions to shareholders        (.53)     (.25)
-----------------------------------------------------------------------------
 Net asset value, end of period                             $9.88     $9.52
                                                            =================

-----------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         9.62%     3.50%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
 Net assets, end of period (in thousands)                 $13,453      $513
-----------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 6,092      $ 90
-----------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       5.21%     5.54%
 Expenses                                                    1.31%     0.85%
-----------------------------------------------------------------------------
 Portfolio turnover rate                                      121%      215%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS Y     YEAR ENDED AUGUST 31,               2002        2001        2000        1999       1998(1)

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .56         .56         .62         .51          .18
 Net realized and unrealized gain (loss)          .36         .34         .03        (.59)        (.26)
                                                -------------------------------------------------------
 Total from investment operations                 .92         .90         .65        (.08)        (.08)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.56)       (.57)       (.61)       (.50)        (.18)
 Tax return of capital distribution                --          --          --(2)     (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.56)       (.57)       (.61)       (.51)        (.18)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15       $ 9.74
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(3)            10.05%      10.10%       7.39%      (0.83)%       2.83%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $2,861      $1,522        $333          $1           $1
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $1,933      $  464        $ 27          $1           $1
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                           5.80%       5.83%       6.51%       6.19%        1.77%
 Expenses                                        0.83%       1.06%(5)    0.83%       0.69%        0.73%(6)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses           0.81%       0.61%       0.83%       0.69%        0.73%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

INFORMATION AND SERVICES

For More Information on Oppenheimer U.S. Government Trust
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.CALL.OPP (225.5677)
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds website: WWW.OPPENHEIMERFUNDS.COM
                                                                             ------------------------
------------------------------------------- ---------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the
EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a
                                                -----------
duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
                                                              The Fund's shares are distributed by:
The Fund's SEC File No. 811-3430
PR0220.001.1002                                               [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

                                             Appendix to Prospectus of
                                         Oppenheimer U.S. Government Trust

         Graphic material included in the Prospectus of Oppenheimer U.S. Government Trust under the heading
"Annual Total Returns (Class A)(as of 12/31 each year)":

         A bar chart will be included in the Prospectus of Oppenheimer U.S. Government Trust (the "Fund")
depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last 10 calendar years, without deducting sales charges or taxes. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                            Annual
Year                                Total
Ended                                        Returns

12/31/92                     5.04%
12/31/93                     8.00%
12/31/94                    -1.28%
12/31/95                   14.94%
12/31/96                     4.34%
12/31/97                   10.36%
12/31/98                   6.26%
12/31/99                   -0.67%
12/31/00                   10.33%
12/31/01                   6.91%

Oppenheimer U.S. Government Trust

6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated October 23, 2002

This Statement of Additional Information is not a Prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated October 23, 2002.  It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the
Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that theFund's investment Manager, OppenheimerFunds, Inc., can select for the
Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.   The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective.  It may use some of the special investment techniques and strategies at some times or not at all.

         |X|  Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S.
government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.  Mortgage-related securities issued by private issuers have greater credit risk.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the
Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o        Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)      pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)      unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the
                           Department of Veterans' Affairs,
(3)      unsecuritized conventional mortgages,
(4)      other mortgage-related securities, or
(5)      any combination of these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated
maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

o        Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the
Fund will identify on its books cash, U.S. government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

         |X|  U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o        GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development.  GNMA's
principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie
Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal
Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration

         The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest
(net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by
GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

         Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties
"constitute general obligations of the United States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.
         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the
Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.  While the mortgages on 1-to-4-family dwellings underlying certain
Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o        Federal Home Loan Mortgage Corporation ("FHLMC") Certificates.  FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)      interest payments less servicing and guarantee fees,
(ii)     principal prepayments, and
(iii)    the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than FHLMC.

o        Federal National Mortgage Association (Fannie Mae) Certificates.  Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X|      Commercial (Privately-Issued) Mortgage-Related Securities. The Fund may invest up to 20% of its assets in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

         |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.
         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |X|  Zero-Coupon U.S. Government Securities.  The Fund may buy zero-coupon U.S. government securities.
These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.  For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. The current portfolio management team assumed responsibility for management of the Fund in April 2002.  Due to the team's current management style, the Fund's portfolio turnover rate declined significantly from fiscal year 2001 to fiscal year 2002.

         Increased portfolio turnover could create higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, because the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times and at times may not use them.

         |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act ("the Investment Company
Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

              Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S.
government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

o        Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

         These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.
         |X|  Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments  of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

         |X|  Treasury Inflation-Protection Securities. The Fund can buy U.S. Treasury securities, called "TIPS,"
that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by
TIPS is fixed. The principal value rises or falls semi-annually based on published changes the Consumer Price
Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

         |X|  Floating Rate and Variable Rate Obligations.  Some of the securities the Fund can purchase have variable or floating interest rates.  Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is adjusted automatically according to a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.
The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.  The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         |X|  Inverse Floaters.  The Fund can invest in a type of variable rate instrument known as an "inverse floater."  These pay interest at rates that vary as the rates on bonds change.  However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes.  As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

         Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.
If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the
Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the
Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless. Inverse floaters are a form of derivative investment.

         |X|  When-Issued and Delayed-Delivery Transactions.  The Fund can purchase securities on a "when-issued"
basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis.
"When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.  No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage.
Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high-grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|      Borrowing. From time to time, the Fund may borrow from banks or affiliated investment companies. Such borrowing may be used to fund shareholder redemptions or for other purposes. Under the requirements of the
Investment Company Act, the Fund may borrow only to the extent that the value of that Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement.
It might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

         Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case. The Fund will pay interest on its borrowings. Borrowing may subject the Fund to greater risks and costs than funds that do not borrow.  These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share.
         |X|  Loans of Portfolio Securities. To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund must receive collateral for a loan. As a fundamental policy, these loans are limited to not more than 25% of the value of the Fund's total assets. The
Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets and are subject to other conditions described below.

         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower.  The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

|X|      Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements.
Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o        Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.  Examples of these safeguards include the following:
o        the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o        the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o        the loan rates will be determined by a pre-established formula based on quotations from independent banks;
o        if the Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the
                           Fund must secure each additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o        the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o        each interfund loan may be repaid on any day by the Fund; and
o        the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

         There is a risk that a borrowing fund could have a loan called on one day's notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o        Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of these safeguards include the following:

o        the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o        the Fund may not make interfund loans in excess of 7.5% of its net assets;
o        an interfund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets;
o        an interfund loan may not be outstanding for more than seven days;
o        each interfund loan may be called on one business day's notice; and
o        the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

         When the Fund lends assets to another affiliated fund, the Fund is subject to the credit that the borrowing fund fails to repay the loan.

         |X|  Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. A number of these derivative investments have been described above. Some other derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional
Information.

         |X|  Hedging.  Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on such futures or on securities, or
o        write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o        Futures.  The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"). An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction at a specified future date.
Either party could also enter into an offsetting contract to close out the position.

         No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o        Put and Call Options.  The Fund can buy and sell certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o        Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the
Fund to satisfy its obligations if the call is exercised.  Up to 100% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a
"closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o        Writing Put Options.  The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by segregated liquid assets.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the
Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o        Purchasing Calls and Puts.  The Fund can purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it
(whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.
Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o        Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If
the Manager uses a hedging instrument o     at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline.
If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o

                  Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         o        Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the
Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Other Investment Restrictions

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|      Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o        The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities.  That restriction applies to 75% of the Fund's total assets.  The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

o        The Fund will not invest 25% or more of its assets in investments in any industry. There is no limit, however, on the Fund's investments in obligations of the U.S. government or its agencies or instrumentalities.

o        The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. 1

o        The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or
regulations may be amended or interpreted from time to o      time. 2
o        The Fund cannot purchase securities on margin or make short sales of securities. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies.

                  o   The Fund cannot invest in real estate.

o        The Fund cannot underwrite securities of other companies.

o        The Fund cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.

o        The Fund cannot invest in physical commodities.  This restriction does not prevent the Fund from investing in derivative or hedging instruments in accordance with its investment policies.

o        The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|      Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

o        The Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.

o        With respect to the Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in U.S. government securities, the Fund will provide at least 60 days' prior notice of any change in such policy as required by the 1940 Act.

         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the non-fundamental industry classifications set forth in Appendix C to this Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in
1982. Prior to August 16, 1985, the Fund operated as a money market fund with a fixed net asset value per share.
Effective August 16, 1985, the Fund changed its investment objective and ceased to be a money market fund.  It can currently invest in securities of any maturity.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |X|  Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes.  The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares.  All classes invest in the same investment portfolio.  Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.
         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The Trustees are authorized to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

|X|      Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|      Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has an Audit Committee, a Study Committee and a Proxy Committee.  The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.  The Audit Committee held three meetings during the Fund's fiscal year ended August 31, 2002. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth
Moynihan.  The Study Committee held eight meetings during the Fund's fiscal year ended August 31, 2002. The Study
Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment
Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.
The Proxy Committee held one meeting during the Fund's fiscal year ended August 31, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an independent trustee of the
Fund ("Independent Trustee"). Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

         The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer California Municipal Fund                       Oppenheimer International Growth Fund
Oppenheimer Capital Appreciation Fund                       Oppenheimer International Small Company Fund
Oppenheimer Capital Preservation Fund                       Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund                         Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund                                  Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund                            Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund                      Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund                                 Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                                     Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                                     Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund                     Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                                     Oppenheimer U.S. Government Trust

         In addition to being a trustee or director of the Board I Funds,  Mr.  Galli is also a director or trustee of 10 other  portfolios  in the  OppenheimerFunds  complex.  Present or former  officers,  directors,  trustees and employees (and their immediate  family members) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them for  their  employees  are  permitted  to  purchase  Class A shares  of the Fund and the other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

         Messrs. Murphy, Manioudakis, Masterson, Molleur, Vottiero, Wixted and Zack, and Mses. Bechtolt, Feld and
Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of
September 26, 2002 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than
1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|      Affiliated Transactions and Material Business Relationships. Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $110,000 from January 1, 2000 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group, Inc. Mr. Reynolds estimates that The
Directorship Search Group will bill Massachusetts Mutual Life Insurance Company $150,000 for services to be provided during the calendar year 2002.

         The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance
Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an
Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

       The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Name, Address, Age,        Principal   Occupation(s)   During   Past  5   Years  /  Other   Dollar Range      Aggregate
                                                                                                            Dollar Range
                                                                                                              of Shares
                                                                                                            Beneficially
                                                                                                            Owned in any
                                                                                             of Shares         of the
Position(s) Held with                                                                       Beneficially     Oppenheimer
Fund and Length of         Trusteeships/Directorships   Held  by   Trustee  /  Number  of   Owned in the   Funds Overseen
Service                    Portfolios in Fund Complex Currently Overseen by Trustee             Fund         by Trustee
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------------------------
                                                                                               As of December 31, 2001
-------------------------- --------------------------------------------------------------- --------------------------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Leon Levy, Chairman of     General  Partner  (since  1982)  of  Odyssey  Partners,   L.P.       None            None
the Board of Trustees      (investment  partnership)  and  Chairman  of the Board  (since
Trustee since 1985         1981) of Avatar  Holdings,  Inc.  (real  estate  development).
Age: 76                    Oversees 31 portfolios in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Robert G. Galli,           A trustee or director  of other  Oppenheimer  funds.  Formerly     $50,001-      Over $100,000
Trustee since 1993         Vice  Chairman  (October  1995-December  1997) of the Manager.     $100,000
Age: 69                    Oversees 41 portfolios in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Phillip A. Griffiths,      The  Director  (since  1991)  of the  Institute  for  Advanced       None        Over $100,000
Trustee since 1999         Study, Princeton,  N.J., director (since 2001) of GSI Lumonics
Age: 63                    and a  member  of the  National  Academy  of  Sciences  (since
                           1979);   formerly  (in  descending   chronological   order)  a
                           director of Bankers Trust  Corporation,  Provost and Professor
                           of  Mathematics  at Duke  University,  a director  of Research
                           Triangle  Institute,   Raleigh,   N.C.,  and  a  Professor  of
                           Mathematics at Harvard  University.  Oversees 31 portfolios in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Benjamin Lipstein,         Professor  Emeritus of  Marketing,  Stern  Graduate  School of       None        Over $100,000
Trustee since 1985         Business  Administration,  New York  University.  Oversees  31
Age: 79                    portfolios in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Joel W. Motley,            Director (January 2002-present), Columbia Equity Financial      $None3               None1
Trustee since 2002         Corp. (privately-held financial adviser); Managing Director
Age: 50                    (January 2002-present), Carmona Motley, Inc. (privately-held financial adviser); Formerly he held the following positions:
                           Managing Director (January 1998-December 2001), Carmona
                           Motley Hoffman Inc. (privately-held financial adviser);
                           Managing Director (January 1992-December 1997), Carmona
                           Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Elizabeth B. Moynihan,     Author  and  architectural  historian;  a trustee of the Freer
Trustee since 1992         Gallery  of Art and  Arthur M.  Sackler  Gallery  (Smithsonian
Age: 72                    Institute),  Trustees Council of the National Building Museum;
                           a member of the Trustees Council,  Preservation  League of New       None       $50,001-$100,000
                           York State.  Oversees 31  portfolios  in the  OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Kenneth A. Randall,        A director  of  Dominion  Resources,  Inc.  (electric  utility   $1- $10,000     Over $100,000
Trustee since 1985         holding   company)  and  Prime  Retail,   Inc.   (real  estate
Age: 75                    investment  trust);  formerly a director of  Dominion  Energy,
                           Inc.  (electric  power and oil & gas producer),  President and
                           Chief  Executive   Officer  of  The  Conference   Board,  Inc.
                           (international  economic and business research) and a director of Lumbermens  Mutual  Casualty  Company,  American  Motorists
                           Insurance Company and American  Manufacturers Mutual Insurance
                           Company.   Oversees  31  portfolios  in  the  OppenheimerFunds
                           complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Edward V. Regan,           President,  Baruch College,  CUNY; a director of RBAsset (real   $1- $10,000    $50,001-$100,000
Trustee since 1993         estate manager);  a director of OffitBank;  formerly  Trustee,
Age: 72                    Financial  Accounting   Foundation  (FASB  and  GASB),  Senior
                           Fellow of  Jerome  Levy  Economics  Institute,  Bard  College,
                           Chairman of Municipal  Assistance  Corporation for the City of
                           New York, New York State  Comptroller  and Trustee of New York
                           State  and  Local  Retirement  Fund.  Oversees  31  investment companies in the OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Russell S. Reynolds, Jr.,  Chairman (since 1993) of The Directorship  Search Group,  Inc.       None       $10,001-$50,000
Trustee since 1989         (corporate governance consulting and executive recruiting);  a
Age: 70                    life trustee of International  House  (non-profit  educational organization),  and a trustee  (since  1996) of the  Greenwich
                           Historical   Society.    Oversees   31   portfolios   in   the
                           OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Donald W. Spiro, Vice      Chairman   Emeritus  (since  January  1991)  of  the  Manager.       None        Over $100,000
Chairman of the Board of
Trustees,                  Formerly  a  director   (January   1969-August  1999)  of  the
Trustee since 1985         Manager.   Oversees  31  portfolios  in  the  OppenheimerFunds
Age: 76                    complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Clayton K. Yeutter,        Of Counsel (since 1993),  Hogan & Hartson (a law firm).  Other       None       $50,001-$100,000
Trustee since 1991         directorships:    Caterpillar,    Inc.    (since   1993)   and
Age: 71                    Weyerhaeuser  Co. (since 1999).  Oversees 31 portfolios in the
                           OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------

         The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                              Interested Trustee and Officer
---------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
Name, Address, Age,        Principal   Occupation(s)   During   Past  5   Years  /  Other   Dollar Range      Aggregate
                                                                                                            Dollar Range
                                                                                                              of Shares
                                                                                                            Beneficially
                                                                                             of Shares      Owned in any
Position(s) Held with                                                                       Beneficially       of the
Fund and Length of         Trusteeships/Directorships   Held  by   Trustee  /  Number  of   Owned in the     Oppenheimer
Service                    Portfolios in Fund Complex Currently Overseen by Trustee             Fund            Funds
-------------------------- --------------------------------------------------------------- --------------- ----------------
-------------------------- --------------------------------------------------------------- --------------------------------
                                                                                               As of December 31, 2001
-------------------------- --------------------------------------------------------------- --------------------------------
-------------------------- --------------------------------------------------------------- --------------- ----------------
John V. Murphy,            Chairman,  Chief  Executive  Officer and director  (since June
President and Trustee,     2001) and  President  (since  September  2000) of the Manager;       None        Over $100,000
Trustee since October      President  and a  director  or  trustee  of other  Oppenheimer
2001                       funds;   President  and  a  director   (since  July  2001)  of
Age: 53                    Oppenheimer  Acquisition  Corp. (the Manager's  parent holding company)  and of  Oppenheimer  Partnership  Holdings,  Inc. (a
                           holding company subsidiary of the Manager);  a director (since
                           November  2001)  of  OppenheimerFunds   Distributor,  Inc.  (a
                           subsidiary  of the  Manager);  Chairman and a director  (since
                           July 2001) of  Shareholder  Services,  Inc. and of Shareholder
                           Financial  Services,  Inc. (transfer agent subsidiaries of the
                           Manager);  President  and a  director  (since  July  2001)  of
                           OppenheimerFunds  Legacy  Program (a charitable  trust program established  by the  Manager);  a director  of the  investment advisory  subsidiaries of the Manager: OFI Institutional Asset
                           Management,  Inc. and Centennial Asset Management  Corporation
                           (since   November   2001),    HarbourView   Asset   Management
                           Corporation  and OFI  Private  Investments,  Inc.  (since July
                           2001);  President  (since  November  1,  2001) and a  director
                           (since July 2001) of Oppenheimer Real Asset Management,  Inc.;
                           a  director  (since  November  2001)  of  Trinity   Investment
                           Management  Corp.  and  Tremont  Advisers,   Inc.  (Investment
                           advisory affiliates of the Manager);  Executive Vice President
                           (since February 1997) of  Massachusetts  Mutual Life Insurance
                           Company (the  Manager's  parent  company);  a director  (since
                           June 1995) of DBL  Acquisition  Corporation;  formerly,  Chief
                           Operating Officer  (September  2000-June 2001) of the Manager;
                           President  and trustee  (November  1999-November  2001) of MML
                           Series  Investment  Fund and  MassMutual  Institutional  Funds
                           (open-end   investment   companies);   a  director  (September
                           1999-August 2000) of C.M. Life Insurance  Company;  President,
                           Chief Executive  Officer and director  (September  1999-August
                           2000) of MML Bay State  Life  Insurance  Company;  a  director
                           (June  1989-June  1998) of Emerald  Isle  Bancorp and Hibernia
                           Savings  Bank  (a  wholly-owned  subsidiary  of  Emerald  Isle
                           Bancorp).  Oversees  69  portfolios  in  the  OppenheimerFunds complex.
-------------------------- --------------------------------------------------------------- --------------- ----------------

       The address of the Officers in the chart below is as follows: Messrs. Manioudakis, Molleur and Zack and
Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and
Ives is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Name, Address, Age, Position(s)    Principal Occupation(s) During Past 5 Years
Held with Fund and Length of
Service
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Angelo      Manioudakis,           Senior Vice  President  of the Manager  (since April  2002);  an officer and  portfolio
Vice    President    and
Portfolio        Manager           manager of other Oppenheimer  funds;  formerly Executive Director and portfolio manager
(since April 2002)                 for Miller,  Anderson & Sherrerd,  a division of Morgan Stanley  Investment  Management
Age: 35.                           (August 1993-March 2002).
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice  President  and  Treasurer  (since  March 1999) of the  Manager;  Treasurer
Treasurer, Principal Financial     (since March 1999) of HarbourView Asset Management  Corporation,  Shareholder Services,
and Accounting Officer (since      Inc.,  Oppenheimer Real Asset Management  Corporation,  Shareholder Financial Services,
April 1999)                        Inc.,  Oppenheimer  Partnership  Holdings,  Inc., OFI Private Investments,  Inc. (since
Age: 42                            March 2000),  OppenheimerFunds  International Ltd. and Oppenheimer Millennium Funds plc
                                   (since May 2000) and OFI  Institutional  Asset  Management,  Inc. (since November 2000)
                                   (offshore fund management  subsidiaries of the Manager);  Treasurer and Chief Financial
                                   Officer  (since May 2000) of Oppenheimer  Trust Company (a trust company  subsidiary of the Manager);  Assistant Treasurer (since March 1999) of Oppenheimer  Acquisition Corp.
                                   and  OppenheimerFunds  Legacy Program (since April 2000);  formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999),  Bankers Trust  Company-Mutual Fund Services
                                   Division. An officer of 85 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Connie Bechtolt,                   Assistant Vice President of the Manager (since September 1998);  formerly  Manager/Fund
Assistant Treasurer (since
October 2002)                      Accounting (September  1994-September 1998) of the Manager. An officer of 72 portfolios
Age: 39                            in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Philip Vottiero,                   Vice  President/Fund  Accounting  of the  Manager  (since  March  2002;  formerly  Vice
Assistant Treasurer (since         President/Corporate  Accounting of the Manager (July 1999-March 2002) prior to which he
August 2002)                       was Chief Financial Officer at Sovlink  Corporation  (April 1996-June 1999). An officer
Age: 39                            of 72 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Robert G. Zack,                    Senior Vice President  (since May 1985) and General  Counsel  (since  February 2002) of
Secretary (since November 2001)    the Manager;  General Counsel and a director (since November 2001) of  OppenheimerFunds
Age: 54                            Distributor,  Inc.;  Senior Vice President and General Counsel (since November 2001) of
                                   HarbourView  Asset  Management  Corporation;  Vice  President  and  a  director  (since
                                   November  2000) of  Oppenheimer  Partnership  Holdings,  Inc.;  Senior Vice  President,
                                   General  Counsel and a director (since  November 2001) of Shareholder  Services,  Inc.,
                                   Shareholder Financial Services, Inc., OFI Private Investments,  Inc., Oppenheimer Trust
                                   Company and OFI Institutional  Asset Management,  Inc.; General Counsel (since November
                                   2001) of Centennial Asset Management  Corporation;  a director (since November 2001) of
                                   Oppenheimer  Real Asset  Management,  Inc.;  Assistant  Secretary and a director (since
                                   November 2001) of  OppenheimerFunds  International Ltd.; Vice President (since November
                                   2001)  of  OppenheimerFunds   Legacy  Program;   Secretary  (since  November  2001)  of
                                   Oppenheimer  Acquisition Corp.; formerly Acting General Counsel (November 2001-February
                                   2002) and Associate General Counsel (May 1981-October  2001) of the Manager;  Assistant
                                   Secretary  of  Shareholder  Services,   Inc.  (May  1985-November  2001),   Shareholder
                                   Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds  International
                                   Ltd. and Oppenheimer  Millennium Funds plc (October  1997-November 2001). An officer of
                                   85 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Philip T. Masterson,               Vice President and Assistant Counsel of the Manager (since July 1998); formerly, an
Assistant Secretary
(since August 2002)                associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An officer of 72
Age: 38                            portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Denis R. Molleur,                  Vice  President and Senior  Counsel of the Manager  (since July 1999);  formerly a Vice
Assistant Secretary
(since November 2001)              President and Associate Counsel of the Manager  (September  1995-July 1999). An officer
Age: 44                            of 82 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Katherine P. Feld,                 Vice  President and Senior  Counsel  (since July 1999) of the Manager;  Vice  President
Assistant Secretary                (since June 1990) of OppenheimerFunds  Distributor,  Inc.; Director, Vice President and
(since November 2001)              Assistant Secretary (since June 1999) of Centennial Asset Management Corporation;  Vice
Age: 44                            President  (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;  formerly  Vice
                                   President and Associate  Counsel of the Manager (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Kathleen T. Ives,                  Vice President and Assistant  Counsel (since June 1998) of the Manager;  Vice President
Assistant Secretary                (since 1999) of  OppenheimerFunds  Distributor,  Inc.;  Vice  President  and  Assistant
(since November 2001)              Secretary  (since 1999) of  Shareholder  Services,  Inc.;  Assistant  Secretary  (since
Age: 36                            December 2001) of OppenheimerFunds  Legacy Program and Shareholder  Financial Services,
                                   Inc.;  formerly  Assistant Vice President and Assistant  Counsel of the Manager (August
                                   1997-June  1998);  Assistant  Counsel of the  Manager  (August  1994-August  1997).  An
                                   officer of 85 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------

|X|      Remuneration  of Trustees.  The officers of the Fund and one of the Trustees of the Fund (Mr.  Murphy) who
are  affiliated  with the  Manager  receive  no salary or fee from the Fund.  The  remaining  Trustees  of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended August 31, 2002.
The  compensation  from all of the  Board I Funds  (including  the  Fund)  represents  compensation  received  as a director, trustee or member of a committee of the Board during the calendar year 2001.

-------------------------------- ---------------------------------------- ------------------------------------------------
  Trustee Name and Other Fund       As of Fiscal Year Ended 08/31/02            As of Calendar Year Ended 12/31/01
          Position(s)
        (as applicable)
-------------------------------- ---------------------------------------- ------------------------------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
                                      Aggregate           Retirement        Estimated Annual     Total Compensation From
                                                                           Retirement Benefits    All Oppenheimer Funds
                                                                           Paid at Retirement      For Which Individual
                                                       Benefits Accrued     from all Board I            Serves As
                                    Compensation       as Part of Fund            Funds              Trustee/Director
                                     From Fund1            Expenses           (33 Funds) 2              (33 Funds)
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Leon Levy                              $4,679               $1,030              $137,560                 $173,700
Chairman
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Robert G. Galli                        $2,849               $3,050              $32,7662                $202,8863
Study Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Phillip Griffiths                      $1,6034               $805                $6,803                  $54,889
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Benjamin Lipstein                      $4,044                 $0                $118,911                 $150,152
Study Committee Chairman,
Audit Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Joel W. Motley5                          $0                   $0                   $0                       $0
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Elizabeth B. Moynihan                  $2,849               $3,938               $52,348                 $105,760
Study Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Kenneth A. Randall                     $2,613               $2,396               $76,827                 $97,012
Audit Committee Chairman
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Edward V. Regan                        $2,585               $4,173               $42,748                 $95,960
Proxy Committee Chairman,
Audit Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Russell S. Reynolds, Jr.               $1,934               $2,582               $46,197                 $71,792
Proxy Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Donald Spiro                           $1,948                $969                $3,625                  $64,080
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
Clayton K. Yeutter                     $1,9346              $1,971               $31,982                 $71,792
Proxy Committee Member
-------------------------------- -------------------- ------------------- ---------------------- -------------------------
1.       Aggregate compensation from the Fund includes fees and deferred compensation, if any.
2.       Estimated  annual  retirement  benefits  paid at  retirement  is based on a  straight  life  payment  plan election.  The amount for Mr. Galli includes $14,818 for serving as a trustee or director of 10 Oppenheimer funds that are not Board I Funds.
3.       Includes  $97,126 for Mr.  Galli for serving as trustee or director of 10  Oppenheimer  funds that are not
     Board I Funds.
4.       Aggregate  total  compensation  from the Fund includes $1,603  deferred under Deferred  Compensation  Plan described below.
5.       Appointed to the Board on October 10, 2002 and therefore did not receive any  compensation  from the Board
     I funds during calendar year 2001.
6.       Aggregate  compensation  from the Fund includes $484 deferred under Deferred  Compensation  Plan described below.

|X|      Retirement  Plan for  Trustees.  The Fund has adopted a  retirement  plan that  provides  for  payments to retired  Trustees.  Payments  are up to 80% of the  average  compensation  paid  during a  Trustee's  five years of service in which the  highest  compensation  was  received.  A Trustee  must  serve as  trustee  for any of the New
York-based  Oppenheimer  funds  for at least 15  years to be  eligible  for the  maximum  payment.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and  length of  service.
Therefore the amount of those  benefits  cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

|X|      Deferred  Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the  Fund.  Under  the  plan,  the  compensation  deferred  by a  Trustee  is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an Order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X|  Major Shareholders.  As of September 26, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:

         BancOne Securities Corp., Attn: Wrap Processing OH1-1244, 1111 Polaris Pkwy, Ste. J-2, Columbus, OH
         43240-2050 which owned 8,054,487.906 Class A shares (9.05% of the then-outstanding Class A shares) and
         4,904,026.826 Class C shares (22.67% of the then-outstanding Class C shares), for the benefit of its customers.

         Merrill  Lynch  Pierce  Fenner & Smith,  Inc.,  Attn:  Fund  Admn#97C22,  4800 Deer  Lake Dr. E.  Floor 3,
         Jacksonville,  FL  32246-6484,  which owned  1,615,539.976  Class C shares (7.46% of the  then-outstanding
         Class C shares of the Fund), for the benefit of its customers..

         RPSS TR State Bank of India 401K Plan Attn:  Arun Bisaria,  460 Park Ave., New York, NY 10022-1906,  which owned 186,869.507 Class N shares (11.69% of the then-outstanding Class N shares of the Fund).

         RPSS TR ROLLOVER IRA FBO W E Louka,  1980 McKinney Way, Apt.  13N, Seal Beach,  CA  90740-4425,  who owned
         84,278.032 Class N shares (5.27% of the then-outstanding Class N shares of the Fund).

         The New York Yacht Club Pension Plan, C/O Oppenheimer  Trust Co, 48th Avenue of the Americas,  New York NY
         10105-0302,  which owned 51,386.763 Class Y shares (16.95% of the  then-outstanding  Class Y shares of the
         Fund).
         Persumma  Financial  Services,  275 Grove St. Auburndale,  MA 02466-2272,  which owned 251,571.288 Class Y shares (83.00% of the then-outstanding Class Y shares of the Fund).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

|X|      Code of Ethics.  The Fund, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at www.sec.gov Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's
                                                            -------------------
Public Reference Section, Washington, D.C. 20549-0102.

         |X|  The Investment Advisory Agreement.   The Manager provides investment advisory and management
services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers and associate portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------- -----------------------------------------------------------------------------
Fiscal Year ended 8/31:                                    Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2000                                                        $4,522,725
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2001                                                        $4,959,210
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2002                                                        $6,158,108
--------------------------------------- -----------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

|X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requested for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund.  The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.  The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.         Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S.
markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

     ---------------------------------- -----------------------------------------------------------------
          Fiscal Year Ended 8/31:                Total Brokerage Commissions Paid by the Fund1
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2000                                             $340,955
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2001                                             $420,485
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2002                                             $704,505
     ---------------------------------- -----------------------------------------------------------------
1.       Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 8/31:     Sales Charges on        Retained by
                Class A Shares          Distributor1
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2000             $1,385,828               $173,433
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2001             $1,925,920               $352,247
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2002             $2,373,874               $661,495
--------------- ----------------------- -----------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 8/31:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by
                Distributor1            Distributor1           Distributor1             Distributor1
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2000              $196,644              $3,692,550               $244,362                    N/A
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2001              $823,070              $2,578,825               $263,714                  $1,2892
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2002              $342,807              $4,151,432               $654,358                 $133,470
--------------- ----------------------- ---------------------- ------------------------ ------------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 8/31      Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2002              $58,398                 $836,860                 $51,358                    $249
--------------- ----------------------- ----------------------- ------------------------- -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act.  Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the
Board of Trustees, including a majority of the Independent Trustees4, cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The
Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the
Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for payments  under the plans.

|X|      Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services |X|        they provide for their customers
who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The
Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of
Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the
Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding, the Distributor makes service fee payments to
Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         For the fiscal year ended August 31, 2002 payments under the Class A Plan totaled $1,632,043 all of which was paid by the Distributor to recipients. That included $85,769 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A
Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|      Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and
Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B, Class C and Class N shares, i.e. shareholders without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B, Class C and Class N shares.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

         The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

         The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The
Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------------------------------------------
                        Distribution Fees Paid to the Distributor for the Year Ended 8/31/02
---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class:               Total Payments Under    Amount Retained by       Distributor's           Distributor's
                                                                      Aggregate               Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                     Plan                    Distributor              Under Plan              Class
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class B Plan               $2,660,417              $2,180,2761             $10,386,742                2.64%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class C Plan               $1,446,297               $406,7602               $1,837,297                0.89%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class N Plan                $29,984                  $29,071                 $172,887                 1.29%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
1.       Includes $13,509 paid to an affiliate of the Distributor's parent company.
2.       Includes $6,399 paid to an affiliate of the Distributor's parent company.

         All payments  under the Class B, Class C and Class N plans are subject to the  limitations  imposed by the
Conduct Rules of the National  Association of Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.525.7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the
Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the
1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o        Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received
in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

o

         The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the
Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|      Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o        Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.  It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the
Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the
Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

      Standardized Yield         = 2[(   a - b   +1)6       -1 ]
                                        --------
                                          cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average  daily  number of shares of that class  outstanding  during the 30-day  period that were entitled to receive dividends.
         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods.  The
SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.
o        Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

                    Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  There is no sales charge on Class Y shares.  The
Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

   --------------------------------------------------------------------------------------------------
                        The Fund's Yields for the 30-Day Periods Ended 8/31/02
   --------------------------------------------------------------------------------------------------
   ---------------- --------------------------------------- -----------------------------------------
   Class of Shares            Standardized Yield                         Dividend Yield
   ---------------- --------------------------------------- -----------------------------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
                    Without              After              Without               After
                    Sales                Sales              Sales                 Sales
                    Charge               Charge             Charge                Charge
   ---------------- -------------------- ------------------ --------------------- -------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
   Class A                 3.65%               3.48%               3.69%                3.52%
   ---------------- -------------------- ------------------ --------------------- -------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
   Class B                 2.93%                N/A                2.99%                 N/A
   ---------------- -------------------- ------------------ --------------------- -------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
   Class C                 2.98%                N/A                3.02%                 N/A
   ---------------- -------------------- ------------------ --------------------- -------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
   Class N                 3.51%                N/A                3.55%                 N/A
   ---------------- -------------------- ------------------ --------------------- -------------------
   ---------------- -------------------- ------------------ --------------------- -------------------
   Class Y                 4.05%                N/A                4.10%                 N/A
   ---------------- -------------------- ------------------ --------------------- -------------------

         |X|  Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/02 (the inception date for
Class N shares) is based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.
o        Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

  ERV   l/n      - 1     Average Annual Total Return
    P

o        Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

  ATVD   l/n       - 1   = Average Annual Total Return (After Taxes on Distributions)
  ---
    P

o        Average Annual Total Return (After Taxes on Distributions and Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

  ATVDR    l/n      - 1    = Average Annual Total Return (After Taxes on Distributions and Redemption)
  ---
    P

o        Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

              Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares
(without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 8/31/02
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
Class      of      Cumulative Total                              Average Annual Total Returns
Shares           Returns (10 years or
                    life-of-class)
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                  1-Year                    5-Year                   10-Year
                                                                      (or life of class)        (or life of class)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
               After        Without      After        Without      After        Without      After        Without
               Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
               Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A1            83.67%       92.83%        4.53%        9.75%        5.97%        7.00%        6.27%        6.79%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B            57.01%2      57.01%2        3.93%        8.93%        5.89%        6.20%       6.55%2       6.55%2
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C            65.11%3      65.11%3        8.05%        9.05%        6.20%        6.20%       5.90%3       5.90%3
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class N            12.46%4      13.46%4        8.62%        9.62%       8.14%4       8.78%4          N/A          N/A
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class Y5               N/A       32.68%          N/A       10.05%          N/A        6.82%          N/A          N/A
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1.       Inception of Class A:      8/16/85
2.       Inception of Class B:      7/21/95
3.       Inception of Class C:      12/1/93
4.       Inception of Class N:      3/1/01
5.       Inception of Class Y:      5/18/98

         ------------------------------------------------------------------------------------------------------------
                            Average Annual Total Returns for Class A Shares (After Sales Charge)
                                               For the Periods Ended 08/31/02
         ------------------------------------------------------------------------------------------------------------
         ------------------------------------------ --------------------- --------------------- ---------------------
                                                           1-Year                5-Year               10-Year
                                                                                                 (or life of class)
         ------------------------------------------ --------------------- --------------------- ---------------------
         ------------------------------------------ --------------------- --------------------- ---------------------
         After Taxes on Distributions                      2.28%                 3.53%                 3.63%1
         ------------------------------------------ --------------------- --------------------- ---------------------
         ------------------------------------------ --------------------- --------------------- ---------------------
         After Taxes on Distributions and                  2.69%                 3.51%                 3.65%1
         Redemption of Fund Shares
         ------------------------------------------ --------------------- --------------------- ---------------------
     1.  Inception of Class A: 8/16/85

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The
Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X|      Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that
include the reinvestment of capital gain distributions and income dividends but do not take |X|  sales charges or
taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar  Rankings.  From time to time the Fund may publish the star ranking of the  performance of its classes of shares by Morningstar,  Inc., an independent  mutual fund monitoring  service.  Morningstar ranks mutual funds in their specialized market sector. The Fund is included in the intermediate government fund category.

         Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding
consistent performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and 10-year (if applicable) Morningstar
Rating metrics.

o        Performance Rankings and Comparisons by Other Entities and Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share prices are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds.
The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix
C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders
                                                                                               ---
must invest at least $500 before an Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York
Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal
Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X|  Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class
                  A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Real Asset Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund                       OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of
Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the
Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of Intent do not consider Class C or
Class N shares you purchase or may have purchased.

         A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds)
that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.  Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.
If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.
         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other
Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3.   If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.
5.       The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other
                  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.
         6.   Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $50) for the initial purchase with your application. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases  will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer
Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.  OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the
Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do
so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X|      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X|  Class B Conversion. Under current interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o        to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o        to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase
                  Pension Plans,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
                  recordkeeper or the plan sponsor for which has entered into a special agreement with the
                  Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
                  Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.  General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1)
fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500.
This fee will not be assessed on the following accounts:
o        Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o        Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o        OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o        Certain accounts held by broker-dealers through the National Securities Clearing Corporation; and
o        Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

         The fee is automatically debited from qualifying accounts annually on or about the second to last business day of September. This annual fee will be waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or
PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or
                                                                                   ------------------------
call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is subject to change) states that it will close on New
Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

         |X|  Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o        Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)      if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
                      "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o        Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
                  at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
                      or
(3)      at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o

                   Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's
Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on
Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on
Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's
Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the
Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the
Fund.  Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.  This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:
(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)      authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)      specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
         understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business.  No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the
Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the
Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the
Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs,
SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares"
in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent)
must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.
Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00
P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.  These provisions may be amended from time to time by the
Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the
OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

|X|      Automatic  Withdrawal  Plans.  Fund  shares will be redeemed as  necessary  to meet  withdrawal  payments.
Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make  withdrawal  payments.  Depending  upon the amount  withdrawn,  the  investor's  principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer
Agent.  Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer
Agent.  The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

         The following funds only offer Class A shares:
         Centennial America Fund, L.P.                             Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                    Centennial Tax Exempt Trust
         Centennial Government Trust                               Oppenheimer Money Market Fund, Inc.
         Centennial Money Market Trust

         The following funds do not offer Class N shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Limited Term Municipal Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Municipal Bond Fund                           Oppenheimer Senior Floating Rate Fund
         Oppenheimer New Jersey Municipal Fund                     Limited Term New York Municipal Fund
         Oppenheimer New York Municipal Fund                       Rochester Fund Municipals

         The following funds do not offer Class Y shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Limited Term Municipal Fund
         Oppenheimer Capital Income Fund                           Oppenheimer New Jersey Municipal Fund
         Oppenheimer Cash Reserves                                 Oppenheimer New York Municipal Fund
         Oppenheimer Champion Income Fund                          Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Convertible Securities Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Disciplined Allocation Fund                   Oppenheimer Senior Floating Rate Fund
         Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Small Cap Value Fund
         Oppenheimer International Small Company Fund              Limited Term New York Municipal Fund

o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
         401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
         acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
         Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only
         participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
         Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
         Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o        Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM
         Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
         They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

o        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other
         mutual funds (other than funds managed by the Manager o       or its subsidiaries) redeemed within the
         30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
         Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer
Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class
A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o        With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class
B shares.

o        With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class
C shares.

o        With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in
"How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the
Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.  The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage
it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege,"
above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C or Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of
Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the
Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|      Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|      Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the
Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.
|X|      Taxation of Fund  Distributions.  The Fund anticipates  distributing  substantially  all of its investment company  taxable income for each taxable year.  Those  distributions  will be taxable to  shareholders  as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid.
As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that
                                            -------
number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|      Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her  shares,  the
                                                                                          -
shareholder  will recognize a gain or loss on the redeemed shares in an amount equal to the difference  between the proceeds of the redeemed  shares and the  shareholder's  adjusted tax basis in the shares.  All or a portion of any loss  recognized in that manner may be disallowed if the  shareholder  purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|      Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income")
to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
                                                        ---
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

         If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.
All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
.. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  Citibank, N.A. is the custodian of the Fund's assets.  The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER U.S. GOVERNMENT TRUST:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer U.S. Government Trust as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 September 23, 2002

STATEMENT OF INVESTMENTS  AUGUST 31, 2002

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1

----------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--7.0%
----------------------------------------------------------------------------------------------------

 AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations:
 Series 2001-3A, Cl. Note, 8.835%, 2/25/32(1)                      $2,900,963            $2,886,458
 Series 2002-1, Cl. Note, 9.50%, 6/25/32(1)                         2,380,036             2,372,599
----------------------------------------------------------------------------------------------------
 Ameriquest Mortgage Securities, Inc., Floating Rate Home Equity
 Mtg. Obligations, Series 2001-3, Cl. M1, 2.82%, 2/25/32(1,2)       4,000,000             4,000,000
----------------------------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed Certificates,
 Series 1999-1, Cl. A2, 6%, 4/25/20(1)                               597,618                600,606
----------------------------------------------------------------------------------------------------
 Centex Home Equity, Home Equity Collateralized Mtg. Obligations,
 Series 2002-A, Cl. MF2, 6.54%, 1/25/32                             5,000,000             5,225,000
----------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32    5,000,000             5,585,875
----------------------------------------------------------------------------------------------------
 Daimler Chrysler Auto Trust, Automobile Loan Pass-Through
 Certificates, Series 2002-B, Cl. A2, 2.20%, 4/6/05                 7,080,000             7,080,000
----------------------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 2.88%, 8/15/25(1,2)             4,550,157               910,031
----------------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.13%, 2/15/05(1)                         15,160,000            15,158,701
----------------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07(1)                           9,100,000             9,077,250
----------------------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust, Automobile Mtg. Obligations,
 Series 2002-3, Cl. A2, 2.26%, 12/18/04                             8,980,000             9,007,291
----------------------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05(1)                          7,570,000             7,560,159
----------------------------------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract, Commercial
 Mtg. Pass-Through Certificates, Series 2001-B, Cl.
 A4, 5.27%, 9/15/18                                                 6,600,000             6,824,813
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
 Cl. A, 4.31%, 7/25/07(1,2)                                         2,465,276             2,415,477
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations, Series 2002-I,
 Cl. ECFD, 9.25%, 3/20/32(3)                                        3,756,792             3,709,832
----------------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                             10,990,000            10,989,615
----------------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust, Home Equity
 Mtg. Obligations, Series 1999-2, Cl. CTFS, 9.66%, 6/26/29(1)       2,630,133             2,626,024
----------------------------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                            3,000,000             3,000,000
----------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities II, Inc., Home
 Equity Loan Pass-Through Certificates, Series 2002-HS1, Cl. M2,
 6.46%, 1/25/27                                                     3,000,000             3,034,688
                                                                                       -------------
 Total Asset-Backed Securities (Cost $104,694,611)                                      102,064,419

----------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--53.7%
----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--41.2%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--39.3%
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 9.50%, 12/1/02-11/1/03                                               18,936                 19,409
 14%, 1/1/11                                                          86,848                105,241
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Certificates, Series 151, Cl. F, 9%, 5/15/21                        548,785                573,238

12 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED Continued
 Federal Home Loan Mortgage Corp., Gtd. Mtg.
 Pass-Through Participation Certificates:
 7.50%, 9/1/12-2/1/32                                             $ 8,420,273       $     8,934,412
 9%, 8/1/22-5/1/25                                                  2,140,439             2,370,571
 11.50%, 6/1/20                                                       158,736               183,232
 12.50%, 7/1/19                                                       452,985               528,785
 13%, 8/1/15                                                          419,191               493,160
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Multiclass Pass-Through Certificates:
 Series 2298, Cl. PC, 6.50%, 10/15/26                               5,000,000             5,190,317
 Series 2312, Cl. PH, 6.50%, 12/15/27                              10,399,000            10,794,662
 Series 2315, Cl. CM, 6.50%, 1/15/25                                7,672,000             7,890,492
 Series 2358, Cl. PA, 6%, 6/15/11                                  11,950,116            12,266,223
 Series 2359, Cl. PA, 6%, 8/15/10                                  11,800,000            12,128,018
 Series 2368, Cl. PN, 6.50%, 7/15/28                               12,500,000            12,998,167
 Series 2368, Cl. PR, 6.50%, 10/15/31                              10,000,000            10,452,632
 Series 2392, Cl. PV, 6%, 12/15/20                                  9,952,000            10,385,138
 Series 2410, Cl. NE, 6.50%, 9/15/30                                7,850,000             8,036,437
 Series 2420, Cl. BC, 6.50%, 7/15/26                               10,000,000            10,693,100
 Series 2423, Cl. PD, 6.50%, 11/15/30                              10,000,000            10,365,625
 Series 2430, Cl. OB, 6%, 10/15/26                                 11,947,000            12,633,952
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 164, Cl. A, (6.726)%, 3/1/24(4)                             7,085,540             1,087,188
 Series 192, Cl. IO, (18.402)%, 2/1/28(4)                           2,584,789               363,486
 Series 199, Cl. IO, (21.494)%, 8/1/28(4)                          30,251,342             4,570,789
 Series 203, Cl. IO, (21.947)%, 6/15/29(4)                         25,257,940             4,088,629
 Series 206, Cl. IO, (26.136)%, 12/15/29(4)                        13,761,466             1,966,384
 Series 207, Cl. IO, (24.387)%, 4/15/30(4)                          6,093,981               756,035
 Series 2367, Cl. MI, (36.37)%, 1/15/22(4)                          9,000,000               630,000
 Series 2403, Cl. QI, (29.232)%, 1/15/22(4)                        12,352,615               922,586
 Series 2410, Cl. PI, (25.56)%, 2/15/26(4)                         19,134,740               908,900
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-Government National
 Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
 Series 28, Cl. PG, 6.875%, 2/25/23                                 5,712,000             6,091,534
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 9/25/31(5)                                                    94,000,000            95,821,250
 6.50%, 9/1/28(5)                                                  83,000,000            85,697,500
 6.50%, 11/1/28-5/1/31                                             32,804,090            33,929,644
 7%, 8/1/29-4/1/30                                                  7,789,997             8,122,743
 7%, 9/25/32(5)                                                   109,100,000           113,634,414
 8%, 12/1/22                                                          489,286               527,150
 11%, 7/1/16                                                          236,487               271,433
 11.50%, 11/1/15-11/17/20                                           1,114,549             1,290,065
 13%, 11/1/12                                                          15,197                17,416
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor Trust Commercial
 Mtg. Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11(1)        10,000,000            10,987,740
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29                             10,000,000            10,331,250
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                              5,000,000             5,185,826
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                             10,000,000            10,411,991
 Trust 2001-74, Cl. PC, 6%, 1/25/27                                20,000,000            20,643,566

13 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  CONTINUED

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1

----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED Continued
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1992-34, 8%, 3/25/22                                        $1,170,143           $ 1,257,367
 Trust 1993-202, Cl. PH, 6.50%, 2/25/22                             2,601,615             2,734,682
 Trust 1994-27, 6.50%, 9/25/22                                      4,000,000             4,231,994
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 1993-138, Cl. JE, (8.476)%, 8/25/23(4)                       7,057,142             2,964,000
 Trust 2001-T4, Cl. IO, 7.14%, 7/25/28(1,4)                        30,615,229               698,410
 Trust 294, Cl. 2, (37.059)%, 2/1/28(4)                               730,825               105,855
 Trust 299, Cl. 2, (22.949)%, 5/1/28(4)                            23,287,766             3,367,629
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Principal-Only Stripped
 Mtg.-Backed Security:
 Trust 1999-27, Cl. PO, 109.134%, 6/25/29(6)                        4,157,930             3,622,597
 Trust 2000-23, Cl. PK, 64.661%, 6/25/29(6)                         3,608,360             3,108,828
                                                                                     ---------------
                                                                                        577,391,692

----------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--1.9%
 Government National Mortgage Assn.:
 5.375%, 4/20/17(2)                                                   116,566               119,334
 6.50%, 11/15/23-12/15/23                                             833,866               872,969
 7%, 1/15/28-1/20/30                                                9,893,490            10,357,094
 7.25%, 12/15/05                                                        5,676                 5,904
 7.50%, 10/15/06-11/15/26                                           7,570,721             8,042,179
 8%, 3/15/05-8/15/28                                                3,639,413             3,900,245
 8.25%, 4/15/08                                                        33,268                35,832
 8.50%, 1/15/06                                                         1,407                 1,497
 9%, 9/15/08-5/15/09                                                  105,805               115,595
 9.50%, 7/15/18-1/15/20                                               284,308               320,876
 10%, 6/15/16-8/15/19                                                 459,279               522,836
 10.50%, 2/15/13-5/15/21                                            1,352,133             1,560,967
 11%, 10/20/19-7/20/20                                                950,437             1,097,265
 11.50%, 2/15/13-4/15/13                                               47,057                54,863
 12%, 12/15/12-3/15/14                                                  8,022                 9,461
 12.50%, 1/15/14-6/15/19                                              208,361               245,479
 13%, 4/15/11-12/15/14                                                 48,879                57,644
 13.50%, 4/15/11-1/15/13                                               49,830                59,821
 14%, 6/15/11                                                          13,352                16,086
                                                                                     ----------------
                                                                                         27,395,947

----------------------------------------------------------------------------------------------------
 PRIVATE--12.5%
----------------------------------------------------------------------------------------------------
 COMMERCIAL--8.9%
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1996-MD6, Cl. A2, 7.313%, 11/13/29(2)                       3,000,000             3,280,781
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                           5,000,000             5,526,822
----------------------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP, Interest-Only
 Corporate-Backed Pass-Through Certificates, Series 1997-CTL1,
 9.27%, 6/22/24(1,4)                                               58,299,395             1,985,823

14 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 COMMERCIAL Continued
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1,
 Cl. X-2, 30.946%, 12/25/20(1,4)                                 $  7,700,541        $        2,406
----------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates:
 Series 1995-WF1, Cl. E, 8.245%, 12/21/27(2,3)                     12,510,000            12,799,788
 Series 2001-SPGA, Cl. B, 6.662%, 8/13/18(1)                       10,767,000            11,594,584
----------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.073%, 4/11/30(4)  23,610,614             1,221,306
----------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
 Certificates, Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(1)            3,000,000             2,934,843
----------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
 9.218%, 5/18/28(4)                                                27,832,083               822,460
----------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp. Commercial Mtg. Securities, Inc.,
 Commercial Mtg. Obligations:
 Series 2002-LTA, Cl. D, 7.079%, 7/5/13(1)                          5,000,000             5,268,750
 Series 2002-LTA, Cl. E, 7.36%, 7/5/13(1)                           2,200,000             2,319,625
----------------------------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
 Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1,
 Cl. X, 8.486%, 7/15/27(4)                                         19,918,407             1,227,783
----------------------------------------------------------------------------------------------------
 Heller Financial Commercial Mortgage Asset Corp., Interest-Only
 Commercial Mtg. Obligations, Series 2000-PH1,
 Cl. X, 9.787%, 1/17/34(4)                                        193,785,670             4,117,945
----------------------------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
 Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32              10,000,000            11,716,938
----------------------------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust, Commercial Mtg. Interest-Only
 Obligations, Series 2002-C1, Cl. XCL, 10.443%, 3/15/34(1,4)      176,847,134             4,144,855
----------------------------------------------------------------------------------------------------
 LB-UBS Securities Commercial Mortgage Trust, Interest-Only Stripped
 Mtg.-Backed Security, Series 2000-C3, Cl. X, 8.146%, 3/15/20(4)  150,637,550             3,601,179
----------------------------------------------------------------------------------------------------
 Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
 Series 2002-GE1, Cl. A, 6%, 7/26/24(1)                             8,466,735             8,294,755
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(3)                         5,014,988             5,509,240
 Series 1996-WF1, Cl. A2, 7.319%, 11/15/28(2,3)                    10,177,508            10,412,068
----------------------------------------------------------------------------------------------------
 PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                            10,000,000            10,712,500
----------------------------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
 Pass-Through Certificates:
 Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                   10,000,000            10,931,250
 Series PRU-HTG 2000-C1, Cl. F, 7.853%, 10/6/15                     8,495,659             8,777,078
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Interest-Only Mtg. Pass-Through Certificates, Series 2002-AL1,
 Cl. AIO, 10.53%, 3/25/33(1,4)                                     37,346,295             3,769,642
                                                                                     ---------------
                                                                                        130,972,421

15 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  CONTINUED

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.3%
 ABN Amro Mortgage Corp., Multiclass Mtg. Pass-Through Certificates,
 Series 2001-8, Cl. 2A1, 6.50%, 1/25/32                            $3,590,991           $ 3,669,544
----------------------------------------------------------------------------------------------------
 RESIDENTIAL--3.3%
 ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
 Series 2001-6A, Cl. A, 7.25%, 10/27/31(1)                          1,409,511             1,395,416
----------------------------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Collateralized Mtg. Obligations:
 Series 2001-6, Cl. A2, 6.50%, 5/25/29                              2,337,068             2,374,333
 Series 2001-13, Cl. 1A5, 6.50%, 8/25/31                            3,944,295             3,983,415
 Series 2002-2, Cl. 2A3, 6%, 2/25/32                               10,000,000            10,200,000
----------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24(7)                         2,052,434             2,103,837
----------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates, Series 1998-24,
 Cl. A1, 6.25%, 1/25/29                                               940,029               942,140
----------------------------------------------------------------------------------------------------
 Imperial CMB Trust, Collateralized Mtg. Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29                                             1,203,913             1,223,476
----------------------------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates, Series 1999-20,
 Cl. A13, 6.75%, 8/25/29                                            2,067,047             2,070,757
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney RV Trust, Recreational Vehicles Mtg.
 Obligations, Series 2001-1, Cl. B, 6.64%, 4/15/18                  2,500,000             2,545,312
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                             1,573,573             1,591,211
 Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                            4,879,206             3,921,662
----------------------------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
 Series 1995-2B, Cl. 2IO, (8.023)%, 6/15/25(1,4)                   46,034,344               848,988
----------------------------------------------------------------------------------------------------
 Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
 Series 2000-1, Cl. M3, 5.543%, 1/25/40(2)                          5,200,000             5,176,844
----------------------------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
 Pass-Through Certificates, Series 2002-AR10, Cl.
 A1, 2.359%, 10/25/32(1,2)                                         10,290,000            10,296,431
                                                                                     ---------------
                                                                                         48,673,822
                                                                                     ---------------
 Total Mortgage-Backed Obligations (Cost $783,846,334)                                  788,103,426

----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--57.6%
----------------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3%, 7/15/04                                                       85,000,000            86,165,350
 3.875%, 2/15/05                                                   19,500,000            20,130,864
 4.25%, 6/15/05                                                     7,000,000             7,285,019
 4.875%, 3/15/07                                                    4,800,000             5,098,598
 6.25%, 7/15/32                                                    53,300,000            58,499,948
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 5.25%, 6/15/06                                                    46,200,000            49,628,086
 6.375%, 6/15/09                                                   57,600,000            65,066,285
 7.25%, 1/15/10                                                    41,900,000            49,704,964
----------------------------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book
 Entry Principal Strips, 6.28%, 1/15/21(8)                         18,500,000             6,543,765
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                                   34,000,000            36,272,424
 6.25%, 5/15/30                                                    42,400,000            49,672,618

16 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS Continued
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds: Continued
 6.625%, 2/15/27                                                  $11,800,000           $14,259,108
 8.75%, 5/15/17                                                    57,350,000            81,096,513
 9.25%, 2/15/16                                                    49,850,000            72,399,348
 11.25%, 2/15/15                                                    1,450,000             2,374,036
 STRIPS, 4.89%, 5/15/13(8)                                         26,020,000            15,759,950
 STRIPS, 5.91%, 11/15/24(8)                                        14,690,000             4,423,027
----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 2.875%, 6/30/04                                                   46,700,000            47,371,359
 3.25%, 8/15/07                                                     7,085,000             7,100,502
 5.50%, 5/15/09                                                    29,700,000            32,884,642
 5.75%, 8/15/10                                                    16,700,000            18,758,809
 5.875%, 11/15/04(7)                                               18,500,000            19,949,660
 6%, 8/15/09                                                       24,875,000            28,238,001
 6.50%, 2/15/10                                                    31,200,000            36,477,199
 6.75%, 5/15/05                                                    28,000,000            31,171,896
                                                                                     ---------------
 Total U.S. Government Obligations (Cost $806,560,696)                                  846,331,971

----------------------------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--1.3%
----------------------------------------------------------------------------------------------------
 Undivided interest of 7.52% in joint repurchase agreement with Banc One
 Capital Markets, Inc., 1.81%, dated 8/30/02, to be repurchased at
 $257,748,826 on 9/3/02, collateralized by U.S. Treasury Bonds,
 7.25%-13.75%, 8/15/04-8/15/22, with a value of $60,170,434,
 U.S. Treasury Nts., 3.25%-7.875%, 8/15/03-11/15/04, with a value of $146,532,884 and U.S. Treasury Bills, 10/24/02-12/26/02, with
 a value of $56,371,502 (Cost $19,377,000)                         19,377,000            19,377,000

----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,714,478,641)                      119.6%        1,755,876,816
----------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                  (19.6)         (287,185,839)
                                                                 -----------------------------------
 NET ASSETS                                                             100.0%       $1,468,690,977
                                                                 ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $32,430,928 or 2.21% of the Fund's net assets as of August 31, 2002.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $44,172,278 or 3.01% of the Fund's net assets as of August 31, 2002.
5. When-issued security to be delivered and settled after August 31, 2002.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Securities with an aggregate market value of $5,393,006 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
8. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  AUGUST 31, 2002

----------------------------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------------------------
 Investments, at value (cost $1,714,478,641)--see accompanying statement       $1,755,876,816
----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                                   11,401,173
 Shares of beneficial interest sold                                                 5,912,971
 Investments sold                                                                      54,749
 Daily variation on futures contracts                                                  24,235
 Other                                                                                  8,555
                                                                               ---------------
 Total assets                                                                   1,773,278,499

----------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------

 Bank overdraft                                                                     2,588,411
----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                     294,814,453
 Shares of beneficial interest redeemed                                             5,324,677
 Distribution and service plan fees                                                   563,389
 Dividends                                                                            435,585
 Transfer and shareholder servicing agent fees                                        310,765
 Trustees' compensation                                                               164,083
 Shareholder reports                                                                  156,625
 Daily variation on futures contracts                                                 111,711
 Other                                                                                117,823
                                                                               ---------------
 Total liabilities                                                                304,587,522

----------------------------------------------------------------------------------------------
 NET ASSETS                                                                    $1,468,690,977
                                                                               ===============

----------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------

 Par value of shares of beneficial interest                                    $      148,706
----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                     1,446,697,601
----------------------------------------------------------------------------------------------
 Undistributed net investment income                                                1,176,928
----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                         (20,575,113)
----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        41,242,855
                                                                               ---------------
 NET ASSETS                                                                    $1,468,690,977
----------------------------------------------------------------------------------------------

18 OPPENHEIMER U.S. GOVERNMENT TRUST

----------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $853,671,107 and 86,386,588 shares of beneficial interest outstanding)                $ 9.88
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                       $10.37
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $393,355,457
 and 39,855,593 shares of beneficial interest outstanding)                             $ 9.87
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $205,349,479
 and 20,812,681 shares of beneficial interest outstanding)                             $ 9.87
----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,453,491
 and 1,361,472 shares of beneficial interest outstanding)                              $ 9.88
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $2,861,443 and 289,612 shares of beneficial interest outstanding)           $ 9.88
----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2002

----------------------------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------
 Interest                                                                      $   72,575,470

----------------------------------------------------------------------------------------------
 EXPENSES
----------------------------------------------------------------------------------------------
 Management fees                                                                    6,158,108
----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                            1,632,043
 Class B                                                                            2,660,417
 Class C                                                                            1,446,297
 Class N                                                                               29,984
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                            1,313,903
 Class B                                                                              503,331
 Class C                                                                              265,852
 Class N                                                                               11,310
 Class Y                                                                                3,911
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                  494,825
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           82,207
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                47,950
----------------------------------------------------------------------------------------------
 Other                                                                                138,765
                                                                                 -------------
 Total expenses                                                                    14,788,903
 Less reduction to custodian expenses                                                 (31,735)
 Less voluntary waiver of transfer and shareholder service agent fees-Class Y            (381)
                                                                                 -------------
 Net expenses                                                                      14,756,787

----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                             57,818,683

----------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                             27,819,737
 Closing of futures contracts                                                      (6,384,848)
 Closing and expiration of option contracts written                                    (2,851)
                                                                                 -------------
 Net realized gain                                                                 21,432,038
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                              25,431,490
                                                                                 -------------
 Net realized and unrealized gain                                                  46,863,528
----------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $104,682,211
                                                                                 =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED AUGUST 31,                                          2002                      2001
-----------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------
 Net investment income                                $   57,818,683            $   44,714,070
-----------------------------------------------------------------------------------------------
 Net realized gain                                        21,432,038                24,994,269
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                    25,431,490                 6,989,425
                                                      -----------------------------------------
 Net increase in net assets resulting from operations    104,682,211                76,697,764

-----------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                 (37,850,699)              (33,307,167)
 Class B                                                 (12,641,929)               (8,346,863)
 Class C                                                  (6,896,952)               (5,390,618)
 Class N                                                    (317,090)                   (2,515)
 Class Y                                                    (112,098)                  (28,013)

-----------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                 225,972,091                20,369,071
 Class B                                                 177,038,753                58,281,840
 Class C                                                  74,202,150                29,324,944
 Class N                                                  12,553,724                   508,383
 Class Y                                                   1,249,048                 1,168,806

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

 Total increase                                          537,879,209               139,275,632
-----------------------------------------------------------------------------------------------
 Beginning of period                                     930,811,768               791,536,136
                                                      -----------------------------------------
 End of period [including undistributed net investment
 income of $1,176,928 and $765,514, respectively]     $1,468,690,977              $930,811,768
                                                      =========================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

 CLASS A     YEAR ENDED AUGUST 31,               2002        2001        2000        1999        1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $ 9.48
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .54         .51         .58         .56          .65
 Net realized and unrealized gain (loss)          .36         .36         .04        (.59)         .26
                                                -------------------------------------------------------
 Total from investment operations                 .90         .87         .62        (.03)         .91
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.54)       (.54)       (.57)       (.55)        (.65)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.54)       (.54)       (.58)       (.56)        (.65)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15        $9.74
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.75%       9.75%       7.03%      (0.40)%       9.26%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $853,671    $599,659    $559,194    $579,064     $573,792
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $679,657    $580,177    $542,931    $591,229     $516,173
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           5.57%       5.46%       6.37%       5.85%        6.17%
 Expenses                                        1.06%       0.91%       1.12%       1.06%        1.03%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22 OPPENHEIMER U.S. GOVERNMENT TRUST

 CLASS B     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.51      $ 9.18      $ 9.14      $ 9.73       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .36         .35         .04        (.59)         .27
                                               --------------------------------------------------------
 Total from investment operations                 .82         .80         .55        (.11)         .83
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                               --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.51       $9.18       $9.14        $9.73
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             8.93%       8.92%       6.22%      (1.15)%       8.45%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $393,355    $204,576    $140,512    $174,622     $118,873
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $266,559    $169,440    $151,770    $160,782     $ 76,030
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.74%       4.67%       5.60%       5.09%        5.33%
 Expenses                                        1.82%       1.67%       1.87%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS C     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.50      $ 9.18      $ 9.14      $ 9.72       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .37         .34         .04        (.58)         .26
-------------------------------------------------------------------------------------------------------
 Total from investment operations                 .83         .79         .55        (.10)         .82
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.50       $9.18       $9.14        $9.72
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.05%       8.81%       6.21%      (1.05)%       8.34%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $205,349    $124,542     $91,496     $67,691      $40,456
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $144,852    $109,060     $77,875     $56,943      $27,135
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.76%       4.69%       5.61%       5.11%        5.36%
 Expenses                                        1.81%       1.67%       1.88%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24 OPPENHEIMER U.S. GOVERNMENT TRUST

 Class N     YEAR ENDED AUGUST 31,                           2002       2001(1)

-----------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $ 9.52    $ 9.45
-----------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                        .50       .25
 Net realized and unrealized gain                             .39       .07
                                                           ------------------
 Total from investment operations                             .89       .32
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.53)     (.25)
 Tax return of capital distribution                            --        --
-----------------------------------------------------------------------------
 Total dividends and/or distributions to shareholders        (.53)     (.25)
-----------------------------------------------------------------------------
 Net asset value, end of period                             $9.88     $9.52
                                                            =================

-----------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         9.62%     3.50%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
 Net assets, end of period (in thousands)                 $13,453      $513
-----------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 6,092      $ 90
-----------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       5.21%     5.54%
 Expenses                                                    1.31%     0.85%
-----------------------------------------------------------------------------
 Portfolio turnover rate                                      121%      215%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS Y     YEAR ENDED AUGUST 31,               2002        2001        2000        1999       1998(1)

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .56         .56         .62         .51          .18
 Net realized and unrealized gain (loss)          .36         .34         .03        (.59)        (.26)
                                                -------------------------------------------------------
 Total from investment operations                 .92         .90         .65        (.08)        (.08)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.56)       (.57)       (.61)       (.50)        (.18)
 Tax return of capital distribution                --          --          --(2)     (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.56)       (.57)       (.61)       (.51)        (.18)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15       $ 9.74
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(3)            10.05%      10.10%       7.39%      (0.83)%       2.83%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $2,861      $1,522        $333          $1           $1
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $1,933      $  464        $ 27          $1           $1
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                           5.80%       5.83%       6.51%       6.19%        1.77%
 Expenses                                        0.83%       1.06%(5)    0.83%       0.69%        0.73%(6)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses           0.81%       0.61%       0.83%       0.69%        0.73%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment
 Company Act of 1940, as amended, as an open-end management investment company.
 The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds,
 Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
 The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially

--------------------------------------------------------------------------------

27 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 fully invested. As of August 31, 2002, the Fund had entered into when-issued purchase commitments of $294,814,453.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 28 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 August 31, 2002, the Fund's projected benefit obligations were increased by
 $20,914 and payments of $10,396 were made to retired trustees, resulting in an accumulated liability of $158,717 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect an increase in additional paid-in capital of $706,076, an increase in undistributed net investment income of $411,499, and an increase in accumulated net realized loss on investments of $1,117,575. This reclassification includes
 $706,076 distributed in connection with Fund share redemptions which increased paid-in capital and increased accumulated net realized loss. Net assets of the
 Fund were unaffected by the reclassifications.

29 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:
                                         YEAR ENDED                YEAR ENDED
                                    AUGUST 31, 2002           AUGUST 31, 2001
--------------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $  57,818,768             $  47,075,176
      Long-term capital gain                     --                        --
      Return of capital                          --                        --
                                      ------------------------------------------
      Total                             $57,818,768               $47,075,176
                                      ==========================================
 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:
      Undistributed net investment income  $  1,176,928
      Accumulated net realized loss         (20,575,113)
      Net unrealized appreciation            41,242,855
                                      ------------------------------------------
      Total                                 $21,844,670
                                      ==========================================

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

30 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001(1)
                                         SHARES                 AMOUNT                 SHARES                  AMOUNT
----------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                51,158,977          $ 492,319,270             39,948,665           $ 373,555,261
 Dividends and/or
 distributions reinvested             3,285,846             31,517,309              3,014,603              28,183,569
 Redeemed                           (31,048,388)          (297,864,488)           (40,803,949)           (381,369,759)
                                 -------------------------------------------------------------------------------------
 Net increase                        23,396,435           $225,972,091              2,159,319            $ 20,369,071
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                28,240,126          $ 271,878,767             13,290,123           $ 124,270,442
 Dividends and/or
 distributions reinvested             1,009,466              9,672,641                666,342               6,226,507
 Redeemed                           (10,910,447)          (104,512,655)            (7,744,497)            (72,215,109)
                                 -------------------------------------------------------------------------------------
 Net increase                        18,339,145          $ 177,038,753              6,211,968           $  58,281,840
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                13,565,886          $ 130,250,103              9,808,466           $  91,673,634
 Dividends and/or
 distributions reinvested               613,993              5,880,095                509,518               4,758,502
 Redeemed                            (6,470,186)           (61,928,048)            (7,183,749)            (67,107,192)
                                 -------------------------------------------------------------------------------------
 Net increase                         7,709,693          $  74,202,150              3,134,235           $  29,324,944
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                 1,861,890          $  17,830,379                 53,852           $     507,822
 Dividends and/or
 distributions reinvested                32,852                314,778                    287                   2,728
 Redeemed                              (587,177)            (5,591,433)                  (232)                 (2,167)
                                 -------------------------------------------------------------------------------------
 Net increase                         1,307,565          $  12,553,724                 53,907           $     508,383
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                   198,277          $   1,903,907                123,128           $   1,164,118
 Dividends and/or
 distributions reinvested                11,662                111,903                  3,065                  28,777
 Redeemed                               (80,212)              (766,762)                (2,578)                (24,089)
                                 -------------------------------------------------------------------------------------
 Net increase                           129,727          $   1,249,048                123,615           $   1,168,806
                                 =====================================================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for
 Class N shares.

31 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were
 $2,300,119,648 and $1,728,785,727, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,738,589,818 was composed of:

                     Gross unrealized appreciation $ 61,551,762
                     Gross unrealized depreciation  (44,264,764)
                                                   ------------
                     Net unrealized appreciation   $ 17,286,998
                                                   ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.65% of the first $200 million of average annual net assets of the Fund, 0.60%
 of the next $100 million, 0.57% of the next $100 million, 0.55% of the next
 $400 million, and 0.50% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $22.50 per account fee
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

32 OPPENHEIMER U.S. GOVERNMENT TRUST

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A        CONCESSIONS          CONCESSIONS      CONCESSIONS         CONCESSIONS
                   FRONT-END      FRONT-END         ON CLASS A           ON CLASS B       ON CLASS C          ON CLASS N
               SALES CHARGES  SALES CHARGES             SHARES               SHARES           SHARES              SHARES
                  ON CLASS A    RETAINED BY        ADVANCED BY          ADVANCED BY      ADVANCED BY         ADVANCED BY
 YEAR ENDED           SHARES    DISTRIBUTOR     DISTRIBUTOR(1)       DISTRIBUTOR(1)   DISTRIBUTOR(1)       DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------
 August 31, 2002  $2,373,874       $661,495           $342,807           $4,151,432         $654,358            $133,470

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                                    CLASS A              CLASS B          CLASS C             CLASS N
                                                 CONTINGENT           CONTINGENT       CONTINGENT          CONTINGENT
                                                   DEFERRED             DEFERRED         DEFERRED            DEFERRED
                                              SALES CHARGES        SALES CHARGES    SALES CHARGES       SALES CHARGES
                                                RETAINED BY          RETAINED BY      RETAINED BY         RETAINED BY
 YEAR ENDED                                     DISTRIBUTOR          DISTRIBUTOR      DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------------
 August 31, 2002                                    $58,398             $836,860          $51,358                $249

----------------------------------------------------------------------------------------------------------------------

 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $1,632,043, all of which were paid by the Distributor to recipients, and included $85,769 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                                                        DISTRIBUTOR'S
                                                                                    DISTRIBUTOR'S           AGGREGATE
                                                                                        AGGREGATE        UNREIMBURSED
                                                                                     UNREIMBURSED       EXPENSES AS %
                                             TOTAL PAYMENTS      AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                                                 UNDER PLAN       BY DISTRIBUTOR       UNDER PLAN            OF CLASS
----------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $2,660,417           $2,180,276      $10,386,742                2.64%
 Class C Plan                                     1,446,297              406,760        1,837,297                0.89
 Class N Plan                                        29,984               29,071          172,887                1.29

33 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 5. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of August 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                                        UNREALIZED
                                  EXPIRATION         NUMBER OF   VALUATION AS OF      APPRECIATION
 CONTRACT DESCRIPTION                  DATES         CONTRACTS   AUGUST 31, 2002    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 U.S. Treasury Nts., 10 yr.         12/19/02                92       $10,283,875         $ 21,563
                                                                                         --------

 CONTRACTS TO SELL
 U.S. Long Bond                     12/19/02               237        25,995,938           (9,258)
 U.S. Treasury Nts., 2 yr.          12/27/02               343        72,957,172          (42,391)
 U.S. Treasury Nts., 5 yr.          12/19/02               194        21,567,344         (125,234)
                                                                                        ---------
                                                                                         (176,883)
                                                                                        ---------
                                                                                        $(155,320)
                                                                                        =========

34 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 6. OPTION ACTIVITY
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the
 Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended August 31, 2002 was as follows:

                                                  CALL OPTIONS                        PUT OPTIONS
                                   ----------------------------       ----------------------------
                                    NUMBER OF        AMOUNT OF         NUMBER OF        AMOUNT OF
                                    CONTRACTS         PREMIUMS         CONTRACTS         PREMIUMS
--------------------------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 2001                           --    $          --                --      $        --
 Options written                      220,125        1,179,068             1,740          792,238
 Options closed or expired           (220,125)      (1,179,068)           (1,620)        (739,088)
 Options exercised                         --               --              (120)         (53,150)
                                 -----------------------------------------------------------------
 Options outstanding as of
 August 31, 2002                           --    $          --                --      $        --
                                 =================================================================

35 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 7. ILLIQUID SECURITIES
 As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August
 31, 2002 was $115,149,573, which represents 7.84% of the Fund's net assets.

--------------------------------------------------------------------------------
 8. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at August
31, 2002.

36 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                        A-5
                                                    Appendix A

                                                Ratings Definitions
                                                -------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security  depends on the completion of some act or the  fulfillment of some condition are rated  conditionally.  These bonds are secured by (a) earnings of projects under construction,  (b) earnings of projects  unseasoned  in  operating  experience,  (c) rentals  that begin when  facilities  are  completed,  or (d)
payments to which some other  limiting  condition  attaches.  The  parenthetical  rating  denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa."
The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a #
symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest  rated  obligations  only in small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic conditions  than  obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its  financial  commitment on the obligation.
BB, B, CCC, CC, and C
Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having  significant  speculative  characteristics.  "BB"
indicates  the least degree of  speculation,  and "C" the  highest.  While such  obligations  will likely have some quality and  protective  characteristics,  these may be outweighed  by large  uncertainties  or major  exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other  speculative  issues.  However,  these face major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment  than  obligations  rated "BB", but the obligor  currently has the  capacity  to meet its  financial  commitment  on the  obligation.  Adverse  business,  financial,  or economic conditions  will likely  impair the  obligor's  capacity or  willingness  to meet its  financial  commitment on the obligation.

CCC:  Bonds rated "CCC" are  currently  vulnerable  to  nonpayment,  and are  dependent  upon  favorable  business, financial,  and economic  conditions  for the obligor to meet its financial  commitment on the  obligation.  In the event of adverse  business,  financial  or economic  conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated  debt or preferred stock obligation rated "C" is currently highly  vulnerable to nonpayment.  The
"C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar action has been taken,  but  payments on this  obligation  are being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  Bonds  rated "D" are in  default.  Payments  on the  obligation  are not being made on the date due even if the applicable  grace period has not expired,  unless  Standard and Poor's  believes  that such  payments  will be made during such grace period.  The "D" rating will also be used upon the filing of a bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD"
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below
50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process;
those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added
"+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                                        B-1

                                                    Appendix C

                                             Industry Classifications
                                             ------------------------

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

                                                        C-5
                                                    Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
                  SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                    Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")
                  on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
                  Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
                  Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
                  Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill
                  Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                               Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
         Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
         Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2)   To return excess contributions.
         To return contributions made due to a mistake of fact.
         Hardship withdrawals, as defined in the plan.6

5)       5)       Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal

              Revenue Code.
         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
              Revenue Code.
         8)   For loans to participants or beneficiaries.
         9)   Separation from service.7
         10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
              Distributor.
         11)  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

|-|

     Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than 12 months after |_|  the Retirement Plan's first
         purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more
         Oppenheimer funds.

|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an
                  IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement
                  Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                  Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.       Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                                Former Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
                  Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for
Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                     Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18,
                  1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the
                  Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
                  Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
4)       as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                 Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
-------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.           Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the
         Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the
         Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services

|X|

Oppenheimer U.S. Government Trust

Internet Website:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue, New York, New York 10018
         Centennial, CO  80112

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue, New York, New York 10018
         Centennial, CO  80112

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL.OPP(225.5677)

Custodian Bank
         Citibank, N.A.
         399 Park Avenue
         New York, New York 10043

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown, Rowe & Maw
         1675 Broadway
         New York, New York 10019

1234

PX220.001.1002

--------

1 Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with the Fund's exemptive order..
2 Currently, the 1940 Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Interfund borrowing must be consistent with the Fund's exemptive order.

                                                                                                          3 Mr. Motley was elected as Trustee to the Board I Funds effective October 10, 2002.
4 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b)
plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.